SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                         Date of Report: April 4, 1997


                               CHASE FUNDING, INC.
            (formerly known as 'Chemical Mortgage Securities, Inc.')
            --------------------------------------------------------
                          (Exact name of registrant as
                            specified in its charter)


                 New York             33-68724                13-3436103
                 --------             --------                ----------
              (State or other        (Commission             (IRS Employer
             jurisdiction of         File Number)           Identification No.)
              incorporation)


             270 Park Avenue, New York, New York                   10017
          ----------------------------------------              -----------
          (Address of principal executive offices)              (Zip Code)



          Registrant's telephone number, including area code:  (212) 834-5316

Item 5.   Other Events.


   On or about January 27, 1997, interest and principal, in accordance with the Pooling and Servicing Agreement dated as of January 1, 1996 (the "Agreement"), among Chase Funding, Inc., (formerly known as 'Chemical Mortgage Securities, Inc.'), Chase Manhattan Mortgage Corporation, as the master servicer, and The First National Bank of Chicago as Trustee (the "Trustee"), were distributed to holders of the Multi-Class Mortgage Pass-Through Certificates, Series 1996-1 evidencing the entire beneficial ownership interest in a trust fund consisting of a segregated pool of conventional one- to four-family fixed rate first-lien mortgage loans. A copy of the Monthly Report, prepared pursuant to the Agreement, was furnished to the Trustee in accordance with the Agreement. A copy of the Monthly Report is being filed as Exhibit 20.1 to this Current Report on Form 8-K.

   On or about February 25, 1997, interest and principal, in accordance with the Agreement were distributed to holders of the Multi-Class Mortgage Pass-Through Certificates, Series 1996-1. A copy of the Monthly Report, prepared pursuant to the Agreement, was furnished to the Trustee in accordance with the Agreement.

A copy of the Monthly Report is being filed as Exhibit 20.2 to this Current Report on Form 8-K.

   On or about March 25, 1997, interest and principal, in accordance with the Agreement were distributed to holders of the Multi-Class Mortgage Pass-Through Certificates, Series 1996-1. A copy of the Monthly Report, prepared pursuant to the Agreement, was furnished to the Trustee in accordance with the Agreement.

A copy of the Monthly Report is being filed as Exhibit 20.3 to this Current Report on Form 8-K.


Item 7(c).  Exhibits.

           Exhibit No.                      Description
           -----------                      -----------

              20.1                 Monthly Report for the month ended
                                   December 31, 1996.

              20.2                 Monthly Report for the month ended
                                   January 31, 1997.

              20.3                 Monthly Report for the month ended
                                   February 28, 1997.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Date:  April 4, 1997


                                             CHASE FUNDING, INC.


                                             By:  /s/ Robert J. Kent
                                                  ------------------
                                             Name:  Robert J. Kent
                                             Title: Vice President

                              INDEX TO EXHIBITS
                              -----------------



           Exhibit No.               Description
           -----------               -----------

              20.1          Monthly Report for the month
                            ended December 31, 1996

              20.2          Monthly Report for the month
                            ended January 31, 1997

              20.3          Monthly Report for the month
                            ended February 28, 1997